UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Cuentas Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CUENTAS INC.

235 Lincoln Road, Suite 210

Miami Beach, FL 33139

December 6, 2023

To the Shareholders of Cuentas Inc.:

You are cordially invited to attend the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Cuentas Inc. (the “Company”) to be held at the Company’s principal executive office located at 235 Lincoln Rd., Suite 210, Miami Beach, Florida, 33139, on Wednesday, December 20, 2023 at 10:00 AM Eastern Time, for the following purposes:

1.

To elect Arik Maimon, Michael De Prado, Adiv Baruch, Lexi Terrero and Haim Yeffet as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2024 Annual Meeting of Shareholders, or until their successors are elected and qualified;

2.	The approval, pursuant to Nasdaq listing rules, of the issuance of up to 1,232,606 shares of our common stock upon the exercise of our common stock purchase warrant (the “Inducement Warrant”) issued to an institutional investor in connection with the Warrant Exercise and Inducement Letter dated August 21, 2023 and the issuance of up to 43,141shares of common stock upon the exercise of the placement agent warrants issued to the designees of H.C. Wainwright & Co. (the “Inducement Warrant Exercise Proposal”);

3.

The approval of an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 27,692,307 to 100,000,000 shares (the “Authorized Common Stock Proposal”);

4.	The approval of the Cuentas 2023 Share Incentive Plan (the “2023 Plan Proposal”);

5.	To ratify the appointment by the Board of Yarel + Partners, Certified Public Accountants (ISR.), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

6.	The approval of a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal or the 2023 Plan Proposal (the “Adjournment Proposal”); and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, A VOTE “FOR” the Approval of each of the INDUCEMENT Warrant Exercise proposal, the Authorized common stock proposaL, the 2023 plan proposal AND THE ADJOURNMENT PROPOSAL, and “FOR” the RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

The Board has fixed the close of business on Friday, November 17, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,

/s/ Arik Maimon
Arik Maimon
Chairman of the Board
Cuentas Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE BEING MAILED TO SHAREHOLDERS ON OR DECEMBER 6, 2023.

CUENTAS INC.
235 Lincoln Road, Suite 210
Miami Beach, FL 33139

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Wednesday, December 20, 2023

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cuentas Inc. (the “Company”) for use at the 2023 Annual Meeting of Shareholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 AM Eastern Time on Wednesday, December 20, 2023 at the Company’s principal executive office located at 235 Lincoln Rd., Suite 210, Miami Beach, Florida, 33139, for the following purposes:

1.

To elect Arik Maimon, Michael De Prado, Adiv Baruch, Lexi Terrero and Haim Yeffet as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2024 Annual Meeting of Shareholders, or until their successors are elected and qualified;

2.	The approval, pursuant to Nasdaq listing rules, of the issuance of up to 1,232,606 shares of our common stock upon the exercise of our common stock purchase warrant (the “Inducement Warrant”) issued to an institutional investor in connection with the Warrant Exercise and Inducement Letter dated August 21, 2023 and the issuance of up to 43,141shares of common stock upon the exercise of the placement agent warrants issued to the designees of H.C. Wainwright & Co. (the “Inducement Warrant Exercise Proposal”);

3.

The approval of an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 27,692,307 to 100,000,000 shares (the “Authorized Common Stock Proposal”);

4.	The approval of the Cuentas 2023 Share Incentive Plan (the “2023 Plan Proposal”);

5.	To ratify the appointment by the Board of Yarel + Partners, Certified Public Accountants (ISR.), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

6.	The approval of a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal or the 2023 Plan Proposal (the “Adjournment Proposal”); and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the election of each of the director nominees, “FOR” the approval of each of the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal, the 2023 Plan Proposal and the Adjournment Proposal, and “FOR” the ratification of the appointment of Yarel + Partners, Certified Public Accountants (ISR.), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Shareholders of record of our common stock at the close of business on November 17, 2023 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.cuentas.com/vote. You may also have access to the materials for the Annual Meeting by visiting the website: https://cuentas.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of common stock entitles the holder thereof to one vote. A complete list of shareholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by shareholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to shareholders on or about December 6, 2023.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Arik Maimon
Arik Maimon
Chairman of the Board
Cuentas Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, THE INDUCEMENT WARRANT EXERCISE PROPOSAL, THE AUTHORIZED COMMON STOCK PROPOSAL, THE 2023 PLAN PROPOSAL, THE RATIFICATION OF THE APPOINTMENT OF YAREL + PARTNERS, CERTIFIED PUBLIC ACCOUNTANTS (ISR.), AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024 AND THE ADJOURNMENT PROPOSAL

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	1
THE ANNUAL MEETING	5
PROPOSAL No. 1 — ELECTION OF DIRECTORS	8
PROPOSAL No. 2 — APPROVAL OF EXERCISE OF INDUCEMENT WARRANT AND PLACEMENT AGENT WARRANTS	21
PROPOSAL No. 3 — APPROVAL OF AN AMENDMENT TO ARTICLES OF INCORPORATION INCREASING AUTHORIZED SHARES OF COMMON STOK TO 100 MILLION	27
PROPOSAL No. 4 — APPROVAL OF 2023 PLAN	29
PROPOSAL No. 5 — RATIFICATION OF THE APPOINTMENT OF YAREL + PARTNERS, CERTIFIED PUBLIC ACCOUNTANTS (ISR.), AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	34
PROPOSAL No. 6 — ADJOURNMENT PROPOSAL	36
BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND OFFICERS	37
OTHER INFORMATION	38

i

PROXY STATEMENT

CUENTAS INC.
ANNUAL MEETING OF SHAREHOLDERS
to be held at 10:00 AM Eastern Time on Wednesday, December 20, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which the Board of Directors of the Company (the “Board”) would like you, as a stockholder, to vote on at the 2023 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Company’s principal executive office located at 235 Lincoln Rd., Suite 210, Miami Beach, Florida, 33139, on Wednesday, December 20, 2023 at 10:00 AM Eastern time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to shareholders on or about December 6, 2023. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Cuentas Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting;

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2022; and

●	The proxy card or voting instruction form for the Annual Meeting.

Who can vote at the Annual Meeting of Shareholders?

        Holders of record of our common stock as of the close of business on November 17, 2023, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Holders of record of shares of common stock are entitled to vote on all matters brought before the Annual Meeting.

As of the Record Date, there were 2,730,058 shares of common stock outstanding and entitled to vote. Holders are entitled to one vote for each share of common stock outstanding as of the Record Date.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the internet.

What is the proxy card?

The proxy card enables you to appoint Arik Maimon, our Chief Executive Officer and Chairman of the Board, and Michael De Prado, our President and Vice Chairman of the Board, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Maimon and Mr. De Prado to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote on the following proposals:

1.

To elect Arik Maimon, Michael De Prado, Adiv Baruch, Lexi Terrero and Haim Yeffet as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2024 Annual Meeting of Shareholders, or until their successors are elected and qualified;

2.	To approve, pursuant to Nasdaq listing rules, the issuance of up to 1,232,606 shares of our common stock upon the exercise of our common stock purchase warrant (the “Inducement Warrant”) issued to an institutional investor in connection with the Warrant Exercise and Inducement Letter dated August 21, 2023 and the issuance of up to 43,141shares of common stock upon the exercise of the placement agent warrants issued to the designees of H.C. Wainwright & Co. (the “Inducement Warrant Exercise Proposal”);

3.

To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 27,692,307 to 100,000,000 shares (the “Authorized Common Stock Proposal”);

4.	To approve the Cuentas 2023 Share Incentive Plan (the “2023 Plan Proposal”), a copy of which is annexed to this Proxy Statement as Appendix A;

5.	To ratify the appointment by the Board of Yarel + Partners, Certified Public Accountants (ISR.), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

6.	To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal or the 2023 Plan Proposal (the “Adjournment Proposal”); and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the shareholders vote “FOR” all of the Director Nominees, “FOR” the approval of the Inducement Warrant Exercise Proposal, “FOR” the approval of the Authorized Common Stock Proposal, “FOR” the approval of the 2023 Plan Proposal, “FOR” the ratification of the appointment of the Yarel + Partners as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and “FOR” the Adjournment Proposal.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Olde Monmouth Stock Transfer Co., Inc., you are a “shareholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)	Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)	Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)	In person. You may vote by attending the Annual Meeting in person.

(4)	By Mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	sending a written notice to Matthew Schulman, our Compliance Officer, stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

●	voting at the Annual Meeting

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of Yarel + Partners as the Company’s independent registered public accounting firm for the year ending December 31, 2024, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, such as the approval of the Inducement Warrant Exercise Proposal, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to Proposal No. 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to Proposal Nos. 2, 3, 4, 5 and 6, you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors, the vote on the Inducement Warrant Exercise Proposal and the approval of the 2023 Plan are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of ratification of Yarel + Partners as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (Proposal No. 5) and the Adjournment Proposal (Proposal No. 6) are “routine” matters and therefore a broker may vote on those matters without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the five persons receiving the highest number of affirmative votes at the Annual Meeting will be elected.

How many votes are required to approve the Inducement Warrant Exercise Proposal?

The affirmative vote of a majority of the shares of common stock present at the Annual Meeting by proxy and that have voted is required for approval of the Inducement Warrant Exercise Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to approve the Authorized Common Stock Proposal?

The affirmative vote of by the holders of a majority of the outstanding shares of common stock entitled to vote on this matter at the Annual Meeting is required for approval of the Authorized Common Stock Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will not be counted as a vote to approve this proposal.

How many votes are required to approve the 2023 Plan?

The affirmative vote of a majority of the shares of common stock present at the Annual Meeting by proxy and that have voted is required for approval of the 2023 Plan. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to ratify the appointment of the Company’s independent public accountants?

The affirmative vote of a majority of the shares of common stock present at the Annual Meeting by proxy and that have voted is required to ratify the appointment of Yarel + Partners as our independent registered public accounting firm for the year ending December 31, 2024. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to approve the Adjournment Proposal?

The affirmative vote of a majority of the votes present at the Annual Meeting by proxy and that have voted is required for approval of the Adjournment Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will have no effect on the vote of this proposal.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “For” vote for all of the Director Nominees, “For” the approval of the Inducement Warrant Exercise Proposal, “For” the Authorized Common Stock Proposal, “For” the 2023 Plan, “for” the ratification of the appointment of Yarel + Partners as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and “For” the Adjournment Proposal.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our corporate Compliance Officer, Matthew Schulman, at 1 (800)-611-3622 or by sending a letter to Mr. Schulman at the offices of the Company at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a shareholder of Cuentas Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on Wednesday, December 20, 2023, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to shareholders on or about December 6, 2023. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held on Wednesday, December 20, 2023 at 10:00 AM Eastern, or such other date, time and place to which the Annual Meeting may be adjourned or postponed. The meeting will be held at the Company’s principal executive office located at 235 Lincoln Rd., Suite 210, Miami Beach, Florida, 33139.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask shareholders to consider and vote upon the following proposals:

1.	To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2024 Annual Meeting of Shareholders, or until their successors are elected and qualified;

2.	To approve, pursuant to Nasdaq listing rules, the issuance of up to 1,232,606 shares of our common stock upon the exercise of our common stock purchase warrant (the “Inducement Warrant”) issued to an institutional investor in connection with the Warrant Exercise and Inducement Letter dated August 21, 2023 and the issuance of up to and 43,141shares of common stock upon exercise of the placement agent warrants issued to the designees of H.C. Wainwright & Co. (the “Inducement Warrant Exercise Proposal”);

3.	To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 27,692,307 to 100,000,000 shares (the “Authorized Common Stock Proposal”);

4.	To approve the Cuentas 2023 Share Incentive Plan (the “2023 Plan Proposal”);

5.	To ratify the appointment by the Board of Yarel + Partners, Certified Public Accountants (ISR.), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

6.	To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal or the 2023 Plan Proposal (the “Adjournment Proposal”); and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board unanimously recommends a vote “FOR” the election of each of the director nominees, “FOR” the approval of each of the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal, the 2023 Plan Proposal and the Adjournment Proposal, and “FOR” the ratification of the appointment of Yarel + Partners, Certified Public Accountants (ISR.), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Record Date and Voting Power

Our Board fixed the close of business on November 17, 2023, as the record date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were 2,730,058 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote. Accordingly, a total of 2,730,058 votes may be cast at the Annual Meeting.

Quorum and Required Vote

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the common stock outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors (Proposal No.1), the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Votes marked “withheld” and broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the shares of common stock present at the Annual Meeting by proxy and that have voted is required for approval of the Inducement Warrant Exercise Proposal (Proposal No. 2), the 2023 Plan Proposal (Proposal No. 4), the ratification of the appointment of Yarel + Partners (ISR) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 5) and the Adjournment Proposal (Proposal No. 6). Shares of common stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

The affirmative vote of by the holders of a majority of the outstanding shares of common stock entitled to vote on the Authorized Common Stock Proposal (Proposal No. 3) is required for approval. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will not be considered as a vote to approve this proposal.

Brokers may use their discretion to vote shares held by them of record for the approval of the Authorized Common Stock Proposal (Proposal No. 3) and the Adjournment Proposal (Proposal No. 6) and ratification of the appointment of Yarel + Partners (ISR) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 5) if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

Voting

There are four ways to vote:

1. Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2. Via Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3. In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive. However, if you hold your shares in street name, you must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

4. By mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by shareholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Florida law, our Articles of Incorporation, or our Bylaws, each as amended, provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our Compliance Officer, Matthew Schulman, at 1 (800)-611-3622 or by sending a letter to Mr. Schulman at offices of the Company at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139. The Company’s telephone number at such address is 1 (800) 611-3622.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH DIRECTOR NOMINEE, “FOR” THE APPROVAL OF EACH OF THE INDUCEMENT WARRANT EXERCISE PROPOSAL, THE AUTHORIZED COMMON STOCK PROPOSAL, THE 2023 PLAN PROPOSAL AND THE ADJOURNMENT PROPOSAL, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF YAREL + PARTNERS, CERTIFIED PUBLIC ACCOUNTANTS (ISR.), AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Introduction

At the Annual Meeting, five directors are to be elected, each to serve until the next Annual Meeting of Shareholders and until his or her successor shall be elected and shall qualify. Each of the current directors (other than Sara Sooy) has been nominated for re-election to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

Director Nominees

Name	Age	Director Since
Arik Maimon	48	2016
Michael De Prado	54	2016
Adiv Baruch	61	May 2016
Lexi Terrero	51	December 2022
Haim Yeffet	73	February 2023

The following sets forth the biographical background information for all of our Director Nominees:

Arik Maimon, our Chairman, is a founder, the Chief Executive Officer and Chairman of the Board. Mr. Maimon served as the Company’s CEO from 2016 to February 2021 and as Interim CEO from February 2021 to August 2023. In addition to co-founding the Company, Mr. Maimon founded the Company’s subsidiaries Cuentas Mobile, and M&M. Prior to founding the Company and its subsidiaries, Mr. Maimon founded and ran successful telecommunications companies operating primarily in the United States and Mexico. In 1998, Mr. Maimon founded and ran a privately-held wholesaler of long-distance telecommunications services which, later, under Mr. Maimon’s management, grew from a start up to a profitable enterprise with more than $100 million in annual revenues. Mr. Maimon serves on the Company’s Board of Directors due to the perspective and experience he brings as our co-founder, Chairman and Chief Executive Officer.

Michael A. De Prado is a founder, the President and Vice Chairman of the Board. Mr. De Prado also served as its President from 2016 to February 2021, and as Interim President from February 2021 to August 2023. Prior to founding the Company, Mr. De Prado spent 20 years in executive positions at various levels of responsibility in the banking, technology, and telecommunications industries. As President of Sales at telecommunications company Radiant/Ntera, Mr. De Prado grew Radiant/Ntera’s sales to more than $200 million in annual revenues. At theglobe.com, Mr. De Prado served as President, reporting directing to Michael S. Egan. Mr. De Prado serves on the Company’s Board of Directors due to the perspective and experience he brings as our co-founder and President.

Adiv Baruch is a global leader anchors in the Israeli high-tech industry as well as the Chairman of Israeli Export and International cooperation Institute and several private and public companies. Mr. Baruch has over 28 years of experience in equity investment and operation management under distress. Mr. Baruch also serves as chairman of Jerusalem Technology Investments Ltd. He also currently serves as Chairman of Maayan Ventures, a platform for investments in innovative technology companies. Mr. Baruch has served as a director of the Bank of Jerusalem, and he served as CEO of BOS Better Online Solutions, which, under this leadership, grew into a highly successful company traded on Nasdaq under the symbol BOSC. Throughout his career, he has championed development and support of new talent in the high tech and entrepreneurial arenas. He is a Technion graduate and the Chairman of the Institute of Innovation and Technology of Israel. Mr. Baruch is qualified to serve as a director of the Company because of the perspective and experience he brings to our Board.

Lexi Terrero is a marketing and financial executive with over 15 years of experience in digital media, investor relations and private equity. Ms. Terrero is qualified to serve as a director of the Company because of her deep industry knowledge of marketing and business development, sales development, raising capital, finance, and operational management. She received a BS in Finance and an MBA in Interdisciplinary Business from St. Johns University in New York City.

Haim Yeffet has owned and managed 10 restaurants and served as the CEO of a public company. He is involved in his condo board at the Alexander in Miami Beach, and has served as the Vice President and as Secretary for the association for the last three years. Mr. Yeffet is qualified to serve as a director of the Company because of his business experience, including his experience as CEO of a public company.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our shareholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Family Relationships

There are no family relationships, or other arrangements or understandings between or among any of the directors, director nominees, executive officers or other person pursuant to which such person was selected to serve as a director or officer.

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board following the next annual meeting of shareholders and until their successors have been elected and qualified.

Involvement in Certain Legal Proceedings

No executive officer or director of the Company has been the subject of any order, judgment, or decree of any court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him/her from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No executive officer or director of the Company has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

No executive officer or director of the Company is the subject of any pending legal proceedings.

Required Vote

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Board Leadership Structure and Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in our best interests and in the best interests of our shareholders to combine these roles. Arik Maimon is our Chairman and Chief Executive Officer. Due to our small size, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined. A combined structure provides the Company with a single leader who represents the Company to our shareholders, regulators, business partners and other shareholders, among other reasons set forth below.

●	This structure creates efficiency in the preparation of the meeting agendas and related Board materials as the Company’s Chief Executive Officer works directly with those individuals preparing the necessary Board materials and is more connected to the overall daily operations of the Company. Agendas are also prepared with the permitted input of the full Board of Directors allowing for any concerns or risks of any individual director to be discussed as deemed appropriate. The Board believes that the Company has benefited from this structure, and Mr. Maimon’s continuation in the combined role of Chairman and Chief Executive Officer is in the best interest of the shareholders.

●	The Company believes that the combined structure is necessary and allows for efficient and effective oversight, given the Company’s relatively small size, its corporate strategy and focus.

The Board of Directors does not have a specific role in risk oversight of the Company. The Chairman and Chief Executive Officer and other executive officers and employees of the Company provide the Board of Directors with information regarding the Company’s risks.

Board of Directors and Board Committees

Board of Directors

We currently have six directors serving on our Board of Directors. A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business.

Director Independence

Of our current directors, we have determined that Messrs. Baruch and Yeffet as well as Ms. Sooy and Ms. Terrero are “independent” as defined by applicable rules and regulations. The Company is in the process to interviewing additional potential Independent Directors to fill additional board positions with goals of Gender, Age and Racial diversity as well as Cyber protection experience as indicated by the SEC to be important goals.

Diversity of Board Members

Under Nasdaq’s Board Diversity Rule, all operating companies listed on Nasdaq’s U.S. Exchange are required to publicly disclose diversity statistics for their Board of Directors.

Board Diversity Matrix as of November 17, 2023
Total Number of Directors	6
	Male	Female	Did not Disclose
Demographic	4	2	—
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx	1	2
Native Hawaiian or Pacific Islander
White	1
Two or more races or Ethnicities
Did not disclose	2

Director Compensation

Non-employee directors receive $50,000 per annum and the chairman of the Audit Committee and Compensation Committee receives an additional $16,000 per annum. The following table sets forth certain information concerning the annual compensation of our independent directors during the last two fiscal years.

Name and Principal Position	Year	Fee	Bonus	Option Awards	Share Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total Compensation
Adiv Baruch	2022	$67,000	$-	$110,781	$-	$-		$-	$177,781
	2021	56,750	$-	$155,093	$154,841	$-		$-	$366,684

Sara Sooy	2022	$31,250	$-	$81,250	$-	$-		$-	$112,500
	2021	-	$-		$-	$-		$-	$-

Lexi Terrero	2022	$-	$-		$-	$-		$-	$-
	2021	$-	$-		$-	$-	$		$-

Ms. Terrero was appointed a director on December 30, 2022 and Mr. Yeffet was appointed a director on February 2, 2023.

Board Committees

Our Board of Directors has established two standing committees-Audit and Compensation. All standing committees operate under a charter that has been approved by our Board of Directors. In addition, in lieu of a Nominating and Corporate Governance committee, our Board of Directors has designated the independent directors of the Board of Directors by resolution to select, or recommended for the Board of Director’s selection, any and all nominees to the Board of Directors (see Nomination of Directors below).

Audit Committee

Our Board of Directors has an Audit Committee, composed of Mr. Baruch, Mr. Yeffet and Ms. Terrero, each of whom are independent directors as defined in accordance with section Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Mr. Baruch serves as chairman of the Audit Committee.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which will be reviewed annually) and performs several functions. The Audit Committee:

●	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

●	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

●	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

●	reviews the financial statements to be included in our annual report on Form 10-K and quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

●	oversees all aspects of our systems of internal accounting and financial reporting control and corporate governance functions on behalf of the board; and

●	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board of Directors regarding corporate governance issues and policy decisions.

The Audit Committee has a charter, which is reviewed annually. There were three meetings of the Audit Committee held during fiscal year 2022.

Compensation Committee

Our Board of Directors has a Compensation Committee composed of Messrs. Baruch and Yeffet, each of whom is independent in accordance with rules of Nasdaq. Mr. Baruch is the chairman of the Compensation Committee. Our Compensation Committee reviews or recommends the compensation arrangements for our management and employees and also assists the Board of Directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter, which will be reviewed annually. There was one meeting of the Compensation Committee held during fiscal year 2022.

Nomination of Directors

Our Board of Directors, by resolution of the full Board of Directors addressing the nominations process and such related matters as may be required under the federal securities laws, has charged the independent directors constituting a majority of our Board of Directors with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board of Directors for consideration. The independent directors will consider director nominees recommended by security holders.

Attendance at Meetings of the Board of Directors and its Committees

There were 12 meetings, exclusive of actions by unanimous written consent, of the Board held during fiscal year 2022. Each of our directors attended at least 75% of the meetings of the Board and the committees on which they were a member during fiscal 2022.

Attendance at Annual Meeting of Shareholders

The Company has not adopted a policy concerning attendance of directors at Annual Meetings of Shareholders. two of the five directors nominated for election at the 2022 Annual Meeting of Shareholders attended the meeting.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Compliance Officer, Cuentas Inc., 235 Lincoln Road, Suite 210, Miami Beach, Florida, 33139.

Shareholder Communications

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139, Attention: Shareholder Communication. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information concerning the annual compensation of our Chief Executive Officer and our other executive officers during the last two fiscal years.

(a) Name and Principal Position	(b) Year	(c) Salary	(d) Bonus	(f) Option Awards	(g) Non-equity incentive plan compensation	(h) Nonqualified deferred compensation earnings	(i) All Other Compensation	(j) Total Compensation
Arik Maimon	2022	$295,000	$150,000	$257,895	$-	$-	$-	$702,895
Executive Chairman and Interim CEO	2021	$295,000	$-	$326,667	$-	$-	$-	$621,667
Michael De Prado	2022	$275,000	$150,000	$193,421	$-	$-	$-	$638,421
Executive Vice Chairman	2021	$268,400	$-	$245,000	$-	$-	$-	$513,400
Ran Daniel	2022	$245,000	$-	$128,947	$-	$-	$-	$373,943
CFO	2021	$274,196	$-	$163,333	$-	$-	$77,400	$514,929

Pay Versus Performance Disclosure

The following table sets forth the pay versus performance for our Named Executive Officers for each of the fiscal years ended December 31, 2022 and 2021.

Year	Summary Compensation Table Total for Arik Maimon, PEO	Compensation Actually Paid to Arik Maimon, PEO*	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)*	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (2)	Value of Initial Fixed $100 Investment Based On Net Income
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	702,895	445,000	506,182	344,998	(98)
2021	621,667	295,000	435,777	219,457	(88)
2020	1,053,333	800,000	706,810	605,476	(41)

*	“Compensation Actually Paid” to our PEO and Non-PEO NEOs represents the “Total” compensation reported in the Summary Compensation Table less the “Stock Awards” reported in the Summary Compensation Table for the applicable fiscal year as determined in accordance with SEC rules.
(1)	Michael De Prado and Ran Daniel were our only Non-PEO named executive officers in 2021 and 2022.
(2)	Assumes a $100 fixed investment as of year-end 2020 and continuing through year-end 2021 or 2022, respectively.

Relationships Between Performance Measures and Compensation Actually Paid

The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, “Compensation Actually Paid” for purposes of the tabular disclosure and the following graphs was calculated in accordance with SEC rules.

Executive Compensation Policies as They Relate to Risk Management

The Compensation Committee and management have considered whether our compensation policies might encourage inappropriate risk taking by the Company’s executive officers and other employees. The Compensation Committee has determined that the current compensation structure aligns the interests of the executive officers with those of the Company without providing rewards for excessive risk taking by awarding a mix of fixed and performance based or discretionary bonuses with the performance-based compensation focused on profits as opposed to revenue growth.

The Compensation Committee working with management adopts a plan each year intended to award members of our management including executive officers for meeting or exceeding targeted goals, The Committee believes the amounts to be paid to Messrs. Maimon and De Prado and Daniel for services rendered in fiscal 2023 are appropriate in light of our financial performance in 2022.

Share Incentive Plans

2021 Plan

On June 17, 2021 the Board of the Company approved the Cuentas Inc. 2021 Share Incentive Plan (the “2021 Plan”). which was approved by the shareholders during the Annual Shareholders Meeting held on December 15, 2021. The maximum number of shares of stock reserved and available for issuance under the 2021 Plan is 118,078 shares. The 2021 Plan is designed to enable the flexibility to grant equity awards to the Company’s officers, employees, directors and consultants as determined by the Company’s Compensation Committee.

The Company issued 119,229 stock options in 2021 and 38,461 in 2022 to executive officers and non-employee directors.

2023 Plan

On November 17. 2023, the Board of the Company approved the Cuentas Inc. 2023 Share Incentive Plan (the “2023 Plan”). Shareholders are requested to vote upon approval of the 2023 Plan at the Annual Meeting. See Proposal No. 4. The maximum number of shares of stock reserved and available for issuance under the 2023 Plan is 1,000,000 shares, subject to annual increases of up to 5% of the outstanding shares on January 1 of each year commencing January 1, 2025. The 2023 Plan is designed to enable the flexibility to grant equity awards to the Company’s officers, employees, directors and consultants as determined by the Company’s Compensation Committee. The Company has not granted any awards under the 2023 Plan.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning the outstanding equity awards of each of the Named Executive Officers as of December 31, 2022:

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g) (9)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Arik Maimon	20,616	-	-	$5.12	3,385 options at March 29,2025 ,1,846 at September 12, 2023 and 15,385 at November 2, 2031	-	-	-	$257,895
Michael De Prado	14,246	-	-	$5.00	$2,708 at March 29,2025 and 11,538 at November 2, 2031			-	$193,421
Ran Daniel	9,230	-	-	3.20	1,538 options at April 6, 2024 and 7,692 at November 2, 2031	-	-	-	$128,947

Founder/Executive Chairman Compensation Agreement with Arik Maimon, and Founder/Executive Vice-Chairman Compensation Agreement with Michael De Prado

On August 26, 2021, the Company and Arik Maimon entered into a Founder/Executive Chairman Compensation Agreement (the “Chairman Compensation Agreement”). Additionally, on August 26, 2021, the Company and Michael De Prado entered into a Founder/Executive Vice-Chairman Compensation Agreement (the “Vice-Chairman Compensation Agreement” and collectively with the Chairman Compensation Agreement, the “Chairman Compensation Agreements”). The term of each of these Chairman Compensation Agreements became effective as of August 26, 2021 and replaced any prior arrangements or employment agreements between the Company and each of Mr. Maimon and Mr. De Prado (each such individual, an “Executive” and together, the “Executives”). Each of these agreements was replaced by new employment agreements with Messrs. Maimon and De Prado described below, effective August 21, 2023.

Under the terms of the Chairman Compensation Agreements, the Executives agreed to be employed by the Company for an initial continuous twelve-month term beginning on the effective date of August 26, 2021, and ending on August 25, 2022. The initial term would be automatically extended for additional one (1) year periods on the same terms and conditions as set out in the Chairman Compensation Agreements; however, the Chairman Compensation Agreements, respectively, would not renew automatically if either the Company or the respective Executive provide a written notice to the other of a decision not to renew, which notice must be given at least ninety (90) days prior to the end of the initial term or any subsequently renewed one (1) year term. Pursuant to the terms of the Chairman Compensation Agreement, Mr. Maimon received an annual base salary of two hundred ninety-five thousand dollars ($295,000) per year, and pursuant to the terms of the Vice-Chairman Compensation Agreement, Mr. De Prado received an annual base salary of two hundred seventy-five thousand dollars ($275,000) per year, and was eligible for an annual incentive payment of up to one hundred percent (100%) of their respective base salary, which annual incentive payment shall be based on the Company’s performance as compared to the goals established by the Company’s Board of Directors in consultation with each Executive, respectively. This annual incentive was based upon a twelve (12) month performance period commencing on January 1 through December 31 of that calendar year, with the Executives’ entitlement to the annual incentive and the amount of such award, if any, remaining subject to the good faith discretion of the Board of Directors. Any such annual incentive was to have been paid by the end of the second quarter following the calendar year to which each respective Executive’s performance relates. Pursuant to the terms of the Chairman Compensation Agreements, each Executive had the option to have any such earned annual incentive be paid in fully vested shares of the Company’s Common Stock, but must have elected such option by the end of the first quarter following the relevant performance calendar year period. In the event of a change in control of the Company, as defined under the terms of the Chairman Compensation Agreements, that takes place (i) during the term of the Chairman Compensation Agreement or (ii) prior to the date which is twenty-four (24) months from the effective date of the Chairman Compensation Agreements, if the Executive’s employment otherwise terminates prior to such date (other than if the Executive’s employment was terminated for cause or the Executive resigned his employment without good reason, as such terms are defined under the Chairman Compensation Agreements), each respective Executive shall be entitled to a bonus payment equal to two and one-half percent (2.5%) of the cash consideration received by the shareholders of the Company in the change in control transaction. Under the Chairman Compensation Agreements, each Executive was subject to certain obligations and restrictive covenants, including, but not limited to: confidentiality, non-competition, non-solicitation, and non-disparagement, among others. The Chairman Compensation Agreements are each governed by the laws of the State of Florida. The Chairman Compensation Agreements could be terminated by the Company for cause or without cause, and by each respective Executive for good reason or without good reason, as such terms are defined under the Chairman Compensation Agreements. On August 19, 2022, the Company’s Board of Directors approved a motion to appoint Arik Maimon as Interim CEO (in addition to his current position as Chairman of the Board) and Michael De Prado as Interim President (in addition to his current position as Vice Chairman of the Board). Both Arik Maimon and Michael De Prado agreed to assume these positions with no additional compensation.

On March 9, 2023 the Board of Directors of the Company approved an annual Incentive of $150,000 for Michael De Prado for fiscal year 2022 and $150,000 for Arik Maimon for fiscal year 2022. Those annual Incentives were paid on March 10, 2023. On March 9, 2023 the Board of Directors of the Company approved an annual Incentive of $150,000 for Michael De Prado for fiscal year 2022 and $150,000 for Arik Maimon for fiscal year 2022. Those annual Incentives were paid on March 10, 2023.

On March 9, 2023, the Board of Directors of the Company approved a Retention Bonus to be included in the negotiation of an employment agreement or amended employment agreement for Shalom Arik Maimon and Michael De Prado.

New Employment Agreement with Arik Maimon

On August 21, 2023, the Company entered into a new employment agreement with Arik Maimon pursuant to which Mr. Maimon agreed to serve as Executive Chairman and Chief Executive Officer of the Company (the “Maimon Employment Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Maimon Employment Agreement”). The following description of the Maimon Employment Agreement is qualified in its entirety by reference to the full text of the Maimon Employment Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 22, 2023, and is incorporated herein by reference.

Term: Five years (the “Term”), subject to the early termination provisions of the Maimon Employment Agreement, commencing August 21, 2023 (the “Effective Date”).

Early Termination: Upon Mr. Maimon’s death, or by the Company for Cause, Mr. Maimon’s adjudicated incompetency or adjudicated bankruptcy, the date upon which the Company gives Mr. Maimon notice of termination on account of Disability, and by Mr. Maimon in the event of an Adverse Change in Executive’s Employment Circumstances.

Base Salary: Pursuant to the terms of the Maimon Employment Agreement, Mr. Maimon will receive an annual base salary of two hundred ninety-five thousand dollars ($295,000) per year, subject to increase by the Company’s by Board of Directors upon the recommendation of the Compensation Committee of the Company’s Board of Directors.

Discretionary Annual Performance-Based Bonus: Mr. Maimon is eligible to receive a discretionary annual performance-based payment of up to one hundred percent (100%) of his base salary, which performance-based payment shall be determined by the Compensation Committee of the Board of Directors based on the Company’s performance as compared to the goals established by the Compensation Committee and the Company’s management, including the Annual Budget (as defined in the Maimon Employment Agreement, in consultation with Mr. Maimon At the discretion of the Compensation Committee, this review may be performed each fiscal quarter but not less than semi-annually, and the Performance-Based Bonus awarded, if any, may be paid accordingly. The Performance-Based Bonus shall be prorated for any partial fiscal year in which the Executive was employed by the Company. Executive shall not be entitled to receive any portion of the Annual Incentive Bonus for any year in which his employment is terminated for Cause. Pursuant to the terms of the Maimon Employment Agreement, The Bonus shall be prorated, based on each fiscal quarter of employment, for any partial fiscal year. Notwithstanding the limitation on the payment in cash of the Performance-Based Bonus, the Compensation Committee based upon certain criteria specified in the Maimon Employment Agreement may at its discretion award Mr. Maimon stock or stock options as an additional Performance-Based Bonus in addition to the cash component but only an annual basis and only for fiscal years in which the Company’s financial results substantially exceed the Annual Budget.

Stock Compensation: Mr. Maimon is entitled to receive as compensation for past services to and to ensure his future services to the Company, subject to shareholder approval, 131,866 shares of the Company’s common stock to increase his ownership interest in the Company to ten percent (10.0%) calculated on a fully diluted basis, fifty percent (50%) of which shares are to be issued by the Company as soon as practicable after shareholder approval has been obtained, with the remaining fifty percent (50%) of the shares to be issued equally at the end of each of the three calendar years following the Effective Date. The Maimon Employment Agreement provides that if Mr. Maimon’s 10% fully diluted equity interest in the Company is reduced upon issuance by the Company of additional shares, options, or warrants of any kind or nature, the Company shall issue to Mr. Maimon additional shares in number sufficient to preserve and maintain his 10% fully diluted equity interest in the Company, with such shares to be issued under the same terms set forth above.

Automobile Allowance: Mr. Maimon is entitled to a monthly automobile allowance of $2,000.

Company Benefits:  Mr. Maimon is eligible to participate in such benefit plans as are, or from time-to-time may be, provided by the Company for its senior executive officers.

Reimbursement of Business Expenses: The Company will pay or reimburse Mr. Maimon for all reasonable business expenses incurred or paid by him in the performance of his duties and responsibilities for the Company, provided that any expense in excess of $10,000.00 must be preapproved by the Board and subject to any maximum limit and other restrictions on such expenses set by specified by the Company from time to time.

Restrictive Covenants: Mr. Maimon is subject to certain obligations and restrictive covenants, including, but not limited to: confidentiality, non-competition, non-solicitation, and ownership of works (e.g., inventions and discoveries created or developed during the course of Mr. Maimon’s employment are owned by the Company).

New Employment Agreement with Michael De Prado

On August 21, 2023, the Company entered into a new employment agreement with Michael De Prado pursuant to which Mr. De Prado agreed to serve as Executive Vice Chairman and President of the Company (the “De Prado Employment Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the De Prado Employment Agreement”). The following description of the De Prado Employment Agreement is qualified in its entirety by reference to the full text of the De Prado Employment Agreement, a copy of which is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 22, 2023, and is incorporated herein by reference.

Term: Five years (the “Term”), subject to the early termination provisions of the De Prado Employment Agreement, commencing August 21, 2023 (the “Effective Date”).

Early Termination: Upon Mr. De Prado’s death, or by the Company for Cause, Mr. De Prado’s adjudicated incompetency or adjudicated bankruptcy, the date upon which the Company gives Mr. De Prado notice of termination on account of Disability, and by Mr. De Prado in the event of an Adverse Change in Executive’s Employment Circumstances.

Base Salary: Pursuant to the terms of the De Prado Employment Agreement, Mr. De Prado will receive an annual base salary of two hundred eighty-five thousand dollars ($285,000) per year, subject to increase by the Company’s by Board of Directors upon the recommendation of the Compensation Committee of the Company’s Board of Directors.

Discretionary Annual Performance Incentive Bonus: Mr. De Prado is eligible to receive a discretionary annual performance-based payment of up to one hundred percent (100%) of his base salary, which performance-based payment shall be determined by the Compensation Committee of the Board of Directors based on the Company’s performance as compared to the goals established by the Compensation Committee and the Company’s management, including the Annual Budget (as defined in the De Prado Employment Agreement, in consultation with Mr. De Prado. At the discretion of the Compensation Committee, this review may be performed each fiscal quarter but not less than semi-annually, and the Performance-Based Bonus awarded, if any, may be paid accordingly. The Performance-Based Bonus shall be prorated for any partial fiscal year in which the Executive was employed by the Company. Executive shall not be entitled to receive any portion of the Annual Incentive Bonus for any year in which his employment is terminated for Cause. Pursuant to the terms of the De Prado Employment Agreement, The Bonus shall be prorated, based on each fiscal quarter of employment, for any partial fiscal year. Notwithstanding the limitation on the payment in cash of the Performance-Based Bonus, the Compensation Committee based upon certain criteria specified in the De Prado Employment Agreement may at its discretion award Mr. De Prado stock or stock options as an additional Performance-Based Bonus in addition to the cash component but only an annual basis and only for fiscal years in which the Company’s financial results substantially exceed the Annual Budget.

Stock Compensation: Mr. De Prado is entitled to receive as compensation for past services to and to ensure his future services to the Company, subject to shareholder approval, 117,214 shares of the Company’s common stock to increase his ownership interest in the Company to seven percent (7.0%) calculated on a fully diluted basis, fifty percent (50%) of which shares are to be issued by the Company as soon as practicable after shareholder approval has been obtained, with the remaining fifty percent (50%) of the shares to be issued equally at the end of each of the three calendar years following the Effective Date. The De Prado Employment Agreement provides that if Mr. De Prado’s 7% fully diluted equity interest in the Company is reduced upon issuance by the Company of additional shares, options, or warrants of any kind or nature, the Company shall issue to Mr. De Prado additional shares in number sufficient to preserve and maintain his 7% fully diluted equity interest in the Company, with such shares to be issued under the same terms set forth above.

Automobile Allowance: Mr. De Prado is entitled to a monthly automobile allowance of $2,000.

Company Benefits:  Mr. De Prado is eligible to participate in such benefit plans as are, or from time-to-time may be, provided by the Company for its senior executive officers.

Reimbursement of Business Expenses: The Company will pay or reimburse Mr. De Prado for all reasonable business expenses incurred or paid by him in the performance of his duties and responsibilities for the Company, provided that any expense in excess of $10,000.00 must be preapproved by the Board and subject to any maximum limit and other restrictions on such expenses set by specified by the Company from time to time.

Restrictive Covenants: Mr. De Prado is subject to certain obligations and restrictive covenants, including, but not limited to: confidentiality, non-competition, non-solicitation, and ownership of works (e.g., inventions and discoveries created or developed during the course of Mr. De Prado’s employment are owned by the Company).

Employment Agreement with Mr. Daniel

On November 28, 2018, the Company entered into an Employment Agreement with Mr. Daniel. Pursuant to the terms of the Employment Agreement, among other things:

(1) Mr. Daniel receives a base salary of $162,500 per annum for initial five years term. The Agreement will be automatically renewed for successive one-year periods unless either party provides ninety days’ prior notice of termination. Furthermore, during the term of his Employment Mr. Daniel’s compensation shall no less than any other officer or employee of the Company or its subsidiary.

(2) Mr. Daniel has the right, on the same basis as other senior executives of the Company, to participate in and to receive benefits under any of the Company’s employee benefit plans, as such plans may be modified from time to time, and provided that in no event shall Mr. Daniel receive less than four weeks paid vacation per annum and six paid sick and five paid personal days per annum.

(3) Upon the successful up-listing of the Company’s shares of Common Stock to Nasdaq, Mr. Daniel receives a $100,000 bonus.

(4) Mr. Daniel has agreed to a one-year non-competition agreement following the termination of his employment.

(5) If Mr. Daniel’s employment with the Company terminates as a result of an involuntary termination (as defined in the Employment Agreement), then, in addition to any other benefits described in this Agreement, Mr. Daniel shall receive all compensation bonuses and benefits earned the date of his termination of employment. In addition, Mr. Daniel will be entitled to a lump sum payment equivalent to the remaining salary due Mr. Daniel to the end of the term of his Employment or six months’ salary, whichever is the greater.

On August 25, 2023, the Company sent a notice to Mr. Daniel stating that it was not extending the term of his employment agreement which will terminate on November 27, 2023. On October 18, 2023, Mr. Daniel notified the Company of his resignation in accordance with the terms of his employment agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the third quarter 2023, we received $860,000 in payment for wholesale telecommunication services we provided pursuant to a Bilateral Wholesale Carrier Agreement with Next Communications Inc., a company controlled by Arik Maimon our Chairman of the Board and our CEO. We realized a gross profit of approximately $6,000 after payment of expenses related to this transaction. We believe that the terms of this transaction were as favorable to us as could have been obtained from an unaffiliated third party.

Since January 1, 2022, there were no other material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $120,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us. The Board may approve the transaction if it is deemed to be in the best interests of our shareholders and the Company.

All future transactions between us and our officers, directors or five percent shareholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended December 31, 2022, with both management and Yarit + Partners, Certified Public Accountants (ISR.), our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2022 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Yarit + Partners, Certified Public Accountants (ISR.), such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

AUDIT COMMITTEE

/s/ Adiv Baruch (Chairman)
Adiv Baruch

/s/ Sara Sooy
Sara Sooy

PROPOSAL No. 2

APPROVAL OF THE ISSUANCE OF UP TO 1,232.606 SHARES OF COMMON STOCK UPON THE EXERCISE OF THE INDUCEMENT WARRANT AND THE ISSUANCE OF UP TO 43,141 SHARES OF COMMON STOCK UPON THE EXERCISE OF THE PLACEMENT AGENT WARRANT ISSUED TO THE DESIGNEES OF H.C. WAINWRIGHT & CO.

General

We are seeking shareholder approval for the issuance of up 1,232,606 shares of our common stock upon the exercise of our common stock purchase warrant (the “Inducement Warrant”) issued to an institutional investor in connection with the Warrant Exercise and Inducement Letter dated August 21, 2023 and the issuance of up to 43,141shares of common stock upon exercise of the placement agent warrant issued to the designees of H.C. Wainwright & Co. (the “Inducement Letter”).

On August 21, 2023, the Company offered to reduce the exercise price of warrants to purchase 616,303 shares of Common Stock (the “Existing Warrants”) held by an institutional investor (the “Investor”), including warrants to purchase 324,928 shares of common stock that initially had an exercise price of $7.67 per share, issued on August 8, 2022, and warrants to purchase 291,375 shares of common stock that initially had an exercise price of $17.16 per share, issued on February 8, 2023, to $3.30 per share as an inducement to the exercise of the Existing Warrants, provided the Investor agreed to exercise for cash the Existing Warrants in consideration for the Company’s agreement to issue the Inducement Warrant (the “Warrant Exercise and Inducement Transaction”). On August 24, 2023 (the “Closing Date”), the Investor exercised the Existing Warrants and in consideration for such exercise the Company issued the Inducement Warrant to the Investor. The Inducement Warrant has an exercise price of $3.30 per share, subject to certain anti-dilution adjustments, is exercisable for five and a half years commencing on the date shareholders of the Company approve the issuance of the Inducement Warrant (“Shareholder Approval”) under applicable rules of Nasdaq, or if such Shareholder Approval is not required, commencing on the date of issuance. The Company received aggregate gross proceeds of approximately $2,033,799 from the exercise of the Existing Warrants by the Investor and the sale of the Inducement Warrant, before deducting placement agent fees and other offering expenses payable by the Company.

W.C. Wainwright & Co. (“Wainwright”) acted as the exclusive placement agent in connection with the Warrant Exercise and Inducement Transaction. The Company paid Wainwright a cash fee of $142,366 (7.0% of the gross proceeds received from the exercise of the Existing Warrants) as well as a management fee of $20,338 (1.0% of the gross proceeds from the exercise of the Existing Warrants). In addition, the Company paid Wainwright $65,000 for non-accountable expenses and $15,950 as a closing fee. The Company also issued to designees of Wainwright warrants (the “August 2023 PA Warrants”) to purchase up to 43,141 shares of common stock which have the same terms as the Inducement Warrant, except for an exercise price equal to $4.455 per share.

The Company will use the net proceeds from the exercise of the Existing Warrants, and the Inducement Warrant and the August 2023 PA Warrants when exercised, for general corporate and working capital purposes or for other purposes that the Board of Directors, in its good faith, deems to be in the best interest of the Company.

The resale of the shares of the Company’s common stock issuable upon exercise of the Existing Warrants are registered pursuant to existing registration statements on Form S-3 (File No. 333-267268), declared effective by the Securities and Exchange Commission (the “SEC”) on September 22, 2022 and Form S-1 (File No. 333-273552), declared effective by the SEC on August 9, 2023.

The Company also agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) covering the resale of the shares of common stock issuable upon the exercise of the Inducement Warrant (the “Warrant Shares”), as soon as practicable, and to have such registration statement declared effective by the SEC within 90 days following the date of the Inducement Letter. In the Inducement Letter, the Company agreed not to issue any shares of common stock or common stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until 90 days after the Closing Date. The Company also agreed not to effect or agree to effect any variable rate transaction (as defined in the Inducement Letter) until one (1) year after the Closing Date (subject to certain exceptions).

Terms of Inducement Warrant and Placement Agent Warrants

The following summary of certain terms and provisions of the Inducement Warrant and the Placement Agent Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the Inducement Warrant, the form of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 22, 2023 and is incorporated herein by reference. The terms of the Inducement Warrant and the Placement Agent Warrants are the same, except that the initial exercise price of the Placement Agent Warrants is $4.455 per share.

Shareholder Approval

The issuance of the shares of common stock issuable upon exercise of the Inducement Warrant and the Placement Agent Warrants (together, the “Warrant Shares”) are subject to shareholder approval under applicable rules and regulations of The Nasdaq Capital Market (“Shareholder Approval”). The Company has agreed to convene a shareholders’ meeting on or before 90 days following the Closing Date, to obtain such approval, and if the Company does not obtain Shareholder Approval at the first meeting, to call a meeting every 90 days thereafter to seek Shareholder Approval until the earlier of the date on which Shareholder Approval is obtained or the Inducement Warrant and the Placement Agent Warrants (together, the “Warrants”) are no longer outstanding.

Duration and Exercise Price

The Inducement Warrant has an initial exercise price equal to $3.30 per share and the Placement Agent Warrants have an initial exercise price of $4.455 per share. The Warrants are exercisable at any time on or after the date upon which the transaction is approved by shareholders (“Shareholder Approval Date”), and have a term of exercise of five and one-half (5-1/2) years following the Shareholder Approval Date. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, subsequent rights offerings, pro rate distributions, reorganizations, a Fundamental Transaction (as defined below) or similar events affecting our common stock and the exercise price.

Exercisability and Exercise Limitation

The Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s Warrant to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise (the “Blocker Provision”), except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Warrant up to 9.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrant.

Cashless Exercise

If, at the time a holder exercises its or his Warrant, a registration statement registering the resale of the Warrant Shares by the holder under the Securities Act of 1933, as amended (the “Securities Act”) is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Warrant.

Fundamental Transactions

If at any time the Warrant is outstanding, the Company, either directly or indirectly, in one or more related transactions effects a Fundamental Transaction (as defined below), a holder of the Warrant will be entitled to receive, upon exercise of the Warrant, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Warrant immediately prior to the Fundamental Transaction. As an alternative, and at the Holder’s option in the event of a Fundamental Transaction, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable fundamental transaction), the Company shall purchase the unexercised portion of the Warrant from the holder by paying to the holder an amount of cash equal to the Black Scholes Value (as defined in the Warrant) of the remaining unexercised portion of the Warrant on the date of the consummation of such Fundamental Transaction.

A “Fundamental Transaction” is defined in the Warrant to mean (i) we, directly or indirectly, in one or more related transactions effect any merger or consolidation with or into another person, (ii) we or any subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of our assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by us or another Person) is completed pursuant to which holders of common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding common stock or 50% or more of the voting power of the common equity, (iv) we, directly or indirectly, in one or more related transactions effect any reclassification, reorganization or recapitalization of our common stock or any compulsory share exchange pursuant to which our common stock is effectively converted into or exchanged for other securities, cash or property, or (v) we, directly or indirectly, in one or more related transactions consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of our common stock or 50% or more of the voting power of the common equity.

Dividends or Distributions

If we declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of our common stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) at any time after the issuance of the common warrants, then, in each such case, the holders of the Warrant shall be entitled to participate in such distribution to the same extent that the holders would have participated therein if the holders had held the number of shares of common stock acquirable upon complete exercise of the Warrant.

Purchase Rights

If we grant, issue or sell any shares of our common stock or securities exercisable for, exchangeable for or convertible into our common stock, or rights to purchase stock, common warrants, securities or other property pro rata to the record holders of any class of shares of our common stock, referred to as “Purchase Rights”, then each holder of a Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the Warrant immediately before the record date, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined, for the grant, issue or sale of such Purchase Rights.

Failure to Timely Deliver Shares

If we fail to deliver to the holder a certificate representing shares issuable upon exercise of a Warrant or to credit the holder’s balance account with Depository Trust Company for such number of shares of common stock to which the holder is entitled upon the holder’s exercise of the Warrant, in each case, by the delivery date set forth in the Warrant, and if after such date the holder is required by its broker to purchase (in an open market transaction or otherwise) or the holder’s brokerage firm otherwise purchases, shares of common stock to deliver in satisfaction of a sale by the holder of the Warrant Shares which the holder anticipated receiving upon such exercise, or a Buy-In, then we shall (A) pay in cash to the holder the amount, if any, by which (x) the holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that we were required to deliver to the holder in connection with the exercise at issue, times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the holder, either reinstate the portion of the applicable warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the holder the number of shares of common stock that would have been issued had we timely complied with our exercise and delivery obligations. In addition, if we fail to deliver to the holder any common stock pursuant to a validly-exercised I Warrant, we will be required to pay liquidated damages in the amount of $10 per trading day for each $1,000 of the shares of common stock exercised but not delivered (and rising to $20 per trading day beginning the third trading day after the Warrant Share delivery date) until such time the shares of common stock are delivered or the holder rescinds such exercise.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Warrant. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the Company, at its election, can either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or make arrangements, or provide reasonable opportunity, for any person entitled to or holding a fractional interest in a share to sell such fractional interest or to purchase such additional fractional interests as may be necessary to acquire a full share.

Trading Market

There is no established trading market for the Inducement Warrant or the Placement Agent Warrants, and the Company does not expect an active trading market to develop. The Company does not intend to apply to list the Inducement Warrant or the Placement Agent Warrants on any securities exchange or other trading market. Without a trading market, the liquidity of the Warrants will be extremely limited.

Rights as a Shareholder

Except as otherwise provided in the Warrants or by virtue of the holder’s ownership of shares of the Company’s common stock, a holder of the Warrants does not have the rights or privileges of a holder of the Company’s common stock, including any voting rights, until such holder exercises such holder’s Warrant. The Warrants provide that a holder(s) of the Warrants has the right to participate in distributions or dividends paid on the Company’s shares of common stock.

Transferability

Subject to applicable laws, the Inducement Warrant may be offered for sale, sold, transferred or assigned. Subject to applicable laws and FINRA rules and regulations, the Placement Agent Warrants may be offered for sale, sold, transferred or assigned.

 Waivers and Amendments

The Warrants may be modified or amended or the provisions of the Warrants waived with the Company’s and the holder’s written consent.

Reasons for the Inducement Warrant Exercise Proposal

Our common stock is listed on The Nasdaq Capital Stock Market (“Nasdaq”) and trades under the ticker symbol “CUEN.” Nasdaq Listing Rule 5635(b) (Change In Control) requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. Although 1,232,606 shares of common stock, or approximately 45.32% of the outstanding shares of our common stock, are issuable upon exercise of the Inducement Warrant based upon an exercise price of $3.30 per share, the Inducement Warrant contains a Blocker Provision limits the number of shares which the Investor or its affiliates may be deemed to beneficially own at any time at 4.99% of the outstanding shares. Although held by affiliates of Wainwright, the 43,141 shares of common stock issuable upon exercise of the Placement Agent Warrants represent approximately 1.6% of the outstanding shares of common stock.

In addition, Nasdaq Listing Rule 5635(d) requires shareholder approval for a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the Minimum Price if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. The exercise price of the Inducement Warrant was equal to the Minimum Price (as defined below in accordance with Nasdaq rules) i.e., the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately on the trading date preceding the signing of the Inducement Letter, which was lower than the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the Inducement Letter. The Placement Agent Warrants have an initial exercise price of $4.455 per share, representing 135% of the Minimum Price on the date of the Inducement Letter.

Shareholder Approval

The Company is seeking shareholder approval of the exercise of the Warrants in order to comply with Nasdaq Listing Rule 5635 (b) and (d). Pursuant to Nasdaq Stock Market Rules 5635(b) and (d), the Warrants are not exercisable until our shareholders approve the issuance of shares of common stock issuable upon exercise of the Warrants.

(1) For purposes of this Rule 5635(d):

(A)	“Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

(B)	“20% Issuance” means a transaction, other than a public offering as defined in IM-5635-3, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or Substantial Shareholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

(2) Shareholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price.

We have agreed with the Investor to call a meeting of our shareholders to vote upon the approval of the exercise of the Inducement Warrant within 90 days after the signing of the Inducement Letter and that if we do not obtain Shareholder Approval at any meeting of our shareholders, we will a call additional shareholder meeting every 90 days thereafter until the earlier of the date we obtain such approval or the warrants are no longer outstanding. The Inducement Warrant will expire on the five and a half-year anniversary of the receipt of Shareholder Approval.

The Inducement Warrant has an initial exercise price of $3.30 per share and the Placement Agent Warrants have an initial exercise price of $4.455 per share, and are exercisable beginning on the date Shareholder Approval is obtained, if at all. The Warrants may be exercised in cash, or during any period of time as a registration statement for the resale of the shares issuable upon exercise of the Warrants is not effective by a cashless exercise, at the election of the holder at any time beginning on the date of Shareholder Approval and from time to time thereafter through and including the five and one-half year anniversary of the date of Shareholder Approval.

Potential Consequences if Proposal No. 2 is Not Approved

The Board is not seeking the approval of our shareholders to authorize our entry into or consummation of the transactions contemplated by the Inducement Letter, as the Warrant Exercise and Inducement Transaction has already been completed and the Warrants have already been issued. We are only asking for approval to issue the shares underlying the Warrants upon exercise thereof.

The failure of our shareholders to approve this Proposal No. 2 will mean that: (i) we cannot permit the exercise of the Warrants and (ii) may incur substantial additional costs and expenses.

The Inducement Warrant has an initial exercise price of $3.30 per share and the Placement Agent Warrants have an initial exercise price of $4.455 per share. Accordingly, we would realize an aggregate of up to approximately $4,260,000 in gross proceeds if the Warrants were exercised in full based on such value. If the Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

In addition, in connection with the Inducement Letter and the issuance of Warrants, we agreed to seek shareholder approval every 90 days until our shareholders approve the issuance of all of the shares underlying the Warrants. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of Proposal No. 2

If this Proposal No. 2 is approved, existing shareholders will suffer dilution in their ownership interests in the future upon the issuance of shares of common stock upon exercise of the Warrants. Assuming the full exercise of the Warrants, an aggregate of 1,275,747 additional shares of common stock will be outstanding, and the ownership interest of our existing shareholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

No Appraisal Rights

No appraisal rights are available under the Business Corporation Act of the State of Florida or under our Amended and Restated Articles of Incorporation or our Amended and Restated Bylaws, each as amended, with respect to the Inducement Warrant Exercise Proposal.

Required Vote

The affirmative vote of a majority of the votes cast by all shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of this proposal. Abstentions will have the same effect as votes against this proposal. As noted above, we believe that this proposal will be considered “non-routine” and therefore broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2 TO APPROVE THE INDUCEMENT WARRANT EXERCISE PROPOSAL.

PROPOSAL NO. 3

AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 27,692,307 TO 100,000,000

Our Board has adopted resolutions (1) declaring advisable an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to increase the Company’s number of authorized shares of common stock from 27,692,307 to 100,000,000 (the “Authorized Share Increase”), and (2) directing that a proposal to approve the Authorized Share Increase be submitted to the holders of our common stock for their approval (the “Authorized Common Stock Proposal”). Approval of the Authorized Common Stock Proposal will require the affirmative vote of a majority of the shares of our common stock outstanding as of the close of business on the Record Date.

The form of the proposed amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Certificate of Amendment") to effect the Authorized Share Increase will be substantially as set forth on  Annex B (subject to any changes required by applicable law).

Background and Reasons for the Authorized Share Increase; Potential Consequences of the Authorized Share Increase

The Company is authorized, pursuant to its Amended and Restated Articles of Incorporation, to issue up to 27,692,307 shares of its common Stock, and as of the Record Date, there were 2,730,058 shares of common stock issued and outstanding and 1,558,465 shares of common stock reserved for issuance, including under outstanding stock options, warrants and certain agreements. The Board is seeking shareholder approval to amend the Amended and Restated Articles of Incorporation to increase the number of shares of authorized common stock of the Company from 27,692,307 shares to 100,000,000 shares of common stock.

The primary intent of this Authorized Share Increase is to make available additional shares of common stock for the potential future issuance of shares for general corporate purposes, including capital raises, grants under our existing and/or future equity incentive plans and potential license agreements and/or acquisitions (which grants or issuances may include share issuances to members of the Company’s management (or certain of their affiliates) to appropriately incentivize them and align their interests with those of the Company’s other shareholders), without the requirement of further action by the Company’s shareholders. As a result of the reverse stock split of our common stock in March 2023 to maintain the listing of our common stock on Nasdaq, the number of authorized shares of common stock has been reduced from 138,000,000 to 27,692,307. Our cash resources are extremely limited. Our ability to raise capital continues to be impeded by limited availability of authorized shares of common stock. The Company is, at all times, investigating potential sources of additional financing which the Board believes will be in the best interests of the Company and its shareholders. There can be no assurance that additional financing will be available to us on a timely basis and on satisfactory terms, or at all. Any such additional financings are subject to or would be conditioned upon an increase in the authorized shares of common stock of the Company. Although the Company has repeatedly explored raising capital through the issuance of shares of preferred stock, there has been limited, if any, interest in such securities, particularly due to the inability to structure such securities with convertibility into common stock and/or with warrants exercisable into shares of common stock. The failure to increase the number of authorized shares of common stock effectively precludes the Company from being able to obtain additional financing. Failure to obtain sufficient financing in the immediate future will have a material adverse effect on us, including possibly being required to substantially curtail or cease our operations.

The Authorized Share Increase will not, in and of itself, have any immediate effect on any of our capital accounts, the percentage ownership interest in the Company of any shareholder, or any rights of existing shareholders. The implementation of the Authorized Share Increase will result in an increased number of available authorized shares of common stock. The resulting increase in such availability in the authorized number of shares of common stock could have a number of effects on the Company's shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. Because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of the additional shares of authorized common stock that will become newly available as a result of the implementation of the Authorized Share Increase (other than in connection with a stock dividend) will substantially reduce the current shareholders’ percentage ownership interest in the total outstanding shares of common stock and result in substantial dilution to such shareholders. Additionally, the increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent Shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company’s Amended and Restated Articles of Incorporation and Bylaws also include provisions that may have anti-takeover consequences. The Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

The Company may issue the additional shares of authorized common stock that will become available as a result of the Authorized Share Increase without any further approval of its shareholders.

Procedure for Implementing the Authorized Share Increase

The Authorized Share Increase, if approved by our shareholders, would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Florida (the “Effective Time”). The filing of the Certificate of Amendment that will affect the Authorized Share Increase will be made promptly after receipt of such approval.

Accounting Matters

The proposed amendment to the Company’s Amended and Restated Articles of Incorporation relating to the Authorized Share Increase will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Authorized Share Increase.

No Appraisal Rights

Under Florida law and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Authorized Share Increase.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE AUTHORIZED COMMON STOCK PROPOSAL.

PROPOSAL NO. 4
THE 2023 SHARE INCENTIVE PLAN

General

On November 17, 2023, the Board approved the 2023 Plan, subject to shareholder approval. If the 2023 Plan is approved by the shareholders, the Company will be authorized to grant equity awards to officers, eligible employees, non-employee directors, consultants and other service providers (collectively, “Eligible Participants”). The form of the 2023 Plan is attached to this proxy statement as Annex A.

Purpose of the 2023 Plan Proposal

The purpose of the 2023 Plan is to promote the long-term success of the Company and the creation of shareholder value by encouraging Eligible Participants to focus on critical long-range corporate objectives and linking them directly to shareholder interests through increased share ownership. The Company believes that the 2023 Plan will be important in helping to attract and retain Eligible Participants with exceptional qualifications.

Reasons for the Approval of the Incentive Plan Proposal

Shareholder approval of the 2023 Plan is necessary in order for the Company to (a) meet the shareholder approval requirements of Nasdaq and (b) grant incentive stock options (“ISOs”).

Material Terms of the 2023 Plan

The material terms of the 2023 Plan, are summarized below. This summary, however, is not intended to be a complete description of the 2023 Plan and is qualified in its entirety by reference to the complete text of the 2023 Plan, the form of which is attached to proxy statement as Annex A. To the extent there is a conflict between the terms of this summary and the 2023 Plan, the terms of the 2023 Plan will control.

Administration. The 2023 Plan will be administered by a committee which shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act to which the board of directors delegates such administration (as applicable, the “Plan Administrator”). Subject to the terms of the 2023 Plan, the Plan Administrator will have the authority to (a) determine the eligible individuals who are to receive awards under the 2023 Plan, (b) determine the terms and conditions of awards granted under the 2023 Plan, (c) determine performance criteria and the achievement of such criteria, (d) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards and (e) make all other decisions related to the 2023 Plan and awards granted thereunder. The Plan Administrator may also delegate to one or more senior officers of the Company the authority to grant awards, subject to terms and conditions determined by the Plan Administrator and within the limitations of Section 16 of the Exchange Act.

Types of Awards. The 2023 Plan provides for the grant of stock options, which may be ISOs or nonstatutory stock options (“NSOs”), stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”) and other cash-based, equity-based or equity-related awards that the Plan Administrator determines are consistent with the purpose of the 2023 Plan and the interests of the Company, or collectively, awards.

Share Reserve. The number of shares of the Company’s common stock that may be issued under the 2023 Plan is 1,000,000 shares, plus (ii) any shares of Common Stock added as a result of the following sentence (collectively, the “Share Pool”). The Share Pool will automatically increase on January 1 of each year beginning in 2025 and ending with a final increase on January 1, 2033 in an amount equal to 5% of the total number of shares of common stock outstanding on such date; provided, however, that the Committee may provide that there will be no January 1 increase in the Share Pool for any such year or that the increase in the Share Pool for any such year will be a smaller number outstanding on such date; provided, however, that the Committee may provide that there will be no January 1 increase in the Share Pool for any such year or that the increase in the Share Pool for any such year will be a smaller number of shares of common stock than would otherwise occur pursuant to the preceding sentence. No awards have been granted under the 2023 Plan.

If options, stock appreciation rights, restricted stock units or any other awards are forfeited, cancelled or expire before being exercised or settled in full, the shares subject to such awards will again be available for issuance under the 2023 Plan. If stock appreciation rights are exercised or restricted stock units are settled, only the number of shares actually issued upon exercise or settlement of such awards will reduce the number of shares available under the 2023 Plan. If restricted shares or shares issued upon exercise of an option are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason, then such shares will again be available for issuance under the 2023 Plan. Shares applied to pay the exercise price of an option or satisfy withholding taxes related to any award will again become available for issuance under the 2023 Plan. To the extent an award is settled in cash, the cash settlement will not reduce the number of shares available for issuance under the 2023 Plan.

Shares issued under the 2023 Plan may be authorized but unissued shares or treasury shares.

Eligibility. Employees (including officers), non-employee directors and consultants who render services to the Company or a parent, subsidiary or affiliate thereof (whether now existing or subsequently established) are eligible to receive awards under the 2023 Plan. ISOs may only be granted to employees of the Company or subsidiary thereof (whether now existing or subsequently established). As of the date hereof, approximately ten persons (including executive officers and non-employee directors) would be eligible to participate in the 2023 Plan.

International Participation. The Plan Administrator has the authority to implement sub-plans (or otherwise modify applicable grant terms) for purposes of satisfying applicable foreign laws, conforming to applicable market practices or for qualifying for favorable tax treatment under applicable foreign laws, and the terms and conditions applicable to awards granted under any such sub-plan or modified award may differ from the terms of the 2023 Plan. Any shares issued in satisfaction of awards granted under a sub-plan will come from the 2023 Plan share reserve.

Repricing. The Plan Administrator has full authority to reprice (reduce the exercise price of) options and stock appreciation rights or to approve programs in which options and stock appreciation rights are exchanged for cash or other equity awards on terms the Plan Administrator determines.

Stock Options. A stock option is the right to purchase a certain number of shares of stock at a fixed exercise price which, pursuant to the 2023 Plan, may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Subject to limited exceptions, an option may have a term of up to 10 years and will generally expire sooner if the optionee’s service terminates. Options will vest at the rate determined by the Plan Administrator. An optionee may pay the exercise price of an option in cash, or, with the administrator’s consent, with shares of stock the optionee already owns, with proceeds from an immediate sale of the option shares through a broker approved by us, through a net exercise procedure or by any other method permitted by applicable law.

Stock Appreciation Rights. A stock appreciation right provides the recipient with the right to the appreciation in a specified number of shares of stock. The Plan Administrator determines the exercise price of stock appreciation rights granted under the 2023 Plan, which may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Subject to limited exceptions, a stock appreciation right may have a term of up to 10 years and will generally expire sooner if the recipient’s service terminates. SARs will vest at the rate determined by the Plan Administrator. Upon exercise of a SAR, the recipient will receive an amount in cash, stock, or a combination of stock and cash determined by the Plan Administrator, equal to the excess of the fair market value of the shares being exercised over their exercise price.

Tax Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of the Company’s common stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. .No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards. Shares of restricted stock may be issued under the 2023 Plan for such consideration as the Plan Administrator may determine, including cash, services rendered or to be rendered to the Company, promissory notes or such other forms of consideration permitted under applicable law. Restricted shares may be subject to vesting, as determined by the Plan Administrator. Recipients of restricted shares generally have all of the rights of a shareholder with respect to those shares, including voting rights, however any dividends and other distributions on restricted shares will generally be subject to the same restrictions on transferability and forfeitability as the underlying shares.

Restricted Stock Units. A restricted stock unit is a right to receive a share, at no cost to the recipient, upon satisfaction of certain conditions, including vesting conditions, established by the Plan Administrator. RSUs vest at the rate determined by the Plan Administrator and any unvested RSUs will generally be forfeited upon termination of the recipient’s service. Settlement of restricted stock units may be made in the form of cash, stock or a combination of cash and stock, as determined by the Plan Administrator. Recipients of restricted stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. At the Plan Administrator’s discretion and as set forth in the applicable restricted stock unit agreement, restricted stock units may provide for the right to dividend equivalents which will generally be subject to the same conditions and restrictions as the restricted stock units to which they pertain.

Other Awards. The Plan Administrator may grant other awards based in whole or in part by reference to the Company’s common stock and may grant awards under other plans and programs that will be settled with shares issued under the 2023 Plan. The Plan Administrator will determine the terms and conditions of any such awards.

Changes to Capital Structure. In the event of certain changes in capitalization, including a stock split, reverse stock split or stock dividend, proportionate adjustments will be made in the number and kind of shares available for issuance under the 2023 Plan, the limit on the number of shares that may be issued under the 2023 Plan as ISOs, the number and kind of shares subject to each outstanding award and/or the exercise price of each outstanding award.

Corporate Transactions. If the Company is party to a merger, consolidation or certain change in control transactions, each outstanding award will be treated as described in the definitive transaction agreement or as the Plan Administrator determines, which may include the continuation, assumption or substitution of an outstanding award, the cancellation of an outstanding award after an opportunity to exercise or the cancellation of an outstanding award in exchange for a payment equal to the value of the shares subject to such award less any applicable exercise price. In general, if an award held by a participant who remains in service at the effective time of a change in control transaction is not continued, assumed or substituted, then the award will vest in full, and for awards subject to one or more performance-based vesting conditions that have not yet been satisfied, such performance-based vesting conditions shall be deemed achieved at 100% of target levels.

Change of Control. The Plan Administrator may provide, in an individual award agreement or in any other written agreement with a participant, that the award will be subject to acceleration of vesting and exercisability in the event of a change of control or in connection with a termination of employment in connection with or following a change in control.

Transferability of Awards. Unless the Plan Administrator determines otherwise, an award generally will not be transferable other than by beneficiary designation, a will or the laws of descent and distribution. The Plan Administrator may permit transfer of an award in a manner consistent with applicable law.

Amendment and Termination. The Plan Administrator may amend or terminate the 2023 Plan at any time. Any such amendment or termination will not affect outstanding awards. If not sooner terminated, the 2023 Plan will terminate automatically 10 years after its adoption by the Board. Shareholder approval is not required for any amendment of the 2023 Plan, unless required by applicable law, government regulation or exchange listing standards.

Certain Federal Income Tax Aspects of Awards Under the 2023 Plan

This is a brief summary of the U.S. federal income tax aspects of awards that may be made under the 2023 Plan based on existing U.S. federal income tax laws as of the date of this this proxy statement. This summary covers only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the 2023 Plan should consult their own professional tax advisors concerning tax aspects of awards under the 2023 Plan. The discussion below concerning tax deductions that may become available to the Company under U.S. federal tax law is not intended to imply that the Company will necessarily obtain a tax benefit or asset from those deductions. The tax consequences of awards under the 2023 Plan depend upon the type of award. Changes to tax laws following the date of this proxy statement could alter the tax consequences described below.

Incentive Stock Options. No taxable income is recognized by an optionee upon the grant or vesting of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the optionee is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.

If the optionee holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the “required ISO holding periods”), then the optionee will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the optionee disposes of the purchased shares before satisfying either of the required ISO holding periods, then the optionee will recognize ordinary income equal to the fair market value of the shares on the date the ISO was exercised over the exercise price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.

Nonstatutory Stock Options. No taxable income is recognized by an optionee upon the grant or vesting of an NSO, provided the NSO does not have a readily ascertainable fair market value. If the NSO does not have a readily ascertainable fair market value, the optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the optionee is an employee or former employee, the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the optionee.

Restricted Stock. A participant who receives an award of restricted stock generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the amount, if any, paid for the shares. Alternatively, a participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any amount paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Unit Awards. In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU. Upon resale of the shares acquired pursuant to an RSU, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.

Stock Appreciation Rights. In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to withholding. Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (a) the end of the Company’s fiscal year in which vesting occurs or (b) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Tax Treatment of the Company. The Company will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2023 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2023 Plan. Although the Plan Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Plan Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the shareholders’ best interests to maintain flexibility in the approach to executive compensation and to structure a program that the Company considers to be the most effective in attracting, motivating and retaining key employees.

Registration with the SEC

If the 2023 Plan is approved by the Company’s shareholders and becomes effective, the Company intends to file a registration statement on Form S-8 registering the shares of the Company’s common stock reserved for issuance under the 2023 Plan as soon as reasonably practicable thereafter.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock entitled to vote is required for approval of the 2023 Plan Proposal. Since the directors will only receive their option grants if the 2023 Plan is approved by the shareholders at this meeting, the directors have a pecuniary interest in the outcome of this vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE 2023 PLAN.

PROPOSAL No. 5
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2024

Introduction

On November 17, 2023, the Audit Committee of the Company’s Board of Directors recommended to the Board of Directors and the Board appointed the firm of Yarel + Partners, Certified Public Accountants (ISR.), to serve as the Company’s independent registered public accountants (“Yarel" + Partners”) for our fiscal year ending December 31, 2024. Yarel + Partners was appointed the Company’s independent registered public accounting firm on February 15, 2023, following the dismissal of Halperin CPA, the Company’s prior independent registered public accounting firm.

Change in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm.

On February 15, 2023, the Audit Committee of Cuentas, Inc. (the “Company”) approved the dismissal of Halperin CPA (“Halperin”) as the Company’s independent registered public accounting firm. The decision to dismiss Halperin was in no way due to a lack of confidence or quality of work by Halperin but due to the partner rotation requirement under Section 203 of the Sarbanes-Oxley Act.

The audit reports of Halperin on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2020 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal year ended December 31, 2021 and during the subsequent interim period from January 1, 2022 through February 15, 2023, (i) there were no disagreements with HALPERIN on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Halperin’s satisfaction, would have caused Halperin to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K

The Company provided Halperin with a copy of the above disclosures and requested that Halperin furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statement. A copy of Halperin’s letter, dated February 15, 2023 was filed as exhibit 16.1 to the Company’s Current Report on Form 8-K filed on February 19, 2023.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On February 15, 2023, the Company appointed Yarel + Partners, CPA (“Yarel”) as its new independent registered public accounting firm to audit the Company’s financial statements as of and for the year ended December 31, 2022.

During the Company’s fiscal years ended December 31, 2021 and 2022 and the subsequent interim period through February 15, 2023, neither the Company nor anyone on its behalf has consulted with Yarel regarding (i) the application of accounting principles to a specific transaction, either completed or proposed or (ii) the type of audit opinion that might be rendered on the Company’s financial statements and, neither a written report nor oral advice was provided to the Company that Yarel concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Shareholders will be asked to ratify the Audit Committee’s appointment of Yarel + Partners to serve as our independent registered public accounting firm. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent registered public accountants for fiscal year 2024. A representative of Yarel + Partners is not expected to be present at the Annual Meeting.

Fees Paid to Independent Registered Public Accounting Firms

The Company paid Yarel + Partners, its independent registered public accounting firm for the year ended December 31, 2022, and Halperin, its independent registered public accounting firm for the year ended December 31, 2021, the following fees for services rendered during those years:

Name of Accounting Firm	Yarel + Partners	Halperin
Year Ended December 31	2022	2021

Audit Fees	$55,000	$55,000
Audit-Related Fees	30,000	32,500
All Other Fees	0	0

Our audit committee reviewed or ratified the engagement of the Company’s principal accountant or the fees disclosed above.

Required Vote

Ratification of the appointment by the Audit Committee of Yarel + Partners as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 5 TO RATIFY THE APPOINTMENT BY THE BOARD OF YAREL + PARTNERS, CERTIFIED PUBLIC ACCOUNTANTS (ISR.) AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL NO. 6

ADJOURNMENT PROPOSAL

Background of and Rationale for the Proposal

The Board believes that if the number of shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve Proposal No. 2 (the Inducement Warrant Exercise Proposal), Proposal No. 3 (the Authorized Common Stock Proposal), or Proposal No. 4 (the 2023 Plan proposal), it is in the best interests of the shareholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal or the 2023 Plan Proposal (the “Adjournment Proposal”).

In the Adjournment Proposal, we are asking shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our shareholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal or the 2023 Plan Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our common stock will vote against the Inducement Warrant Exercise Proposal, Authorized Common Stock Proposal or the 2023 Plan Proposal, we could adjourn or postpone the Annual Meeting without a vote on the proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal or the 2023 Plan Proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our shareholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the Adjournment Proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 6 TO APPROVE THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND OFFICERS

The following table sets forth, as of November 17, 2023, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of our executive officers, and (iv) our directors and executive officers as a group. Unless otherwise indicated, the address of each shareholder is c/o our company at our principal office address. All share and per share information gives effect to a reverse stock split effected on March 24, 2023.

Beneficial Owner	Address	Number of Shares Beneficially Owned	Percent of Class (1)
Arik Maimon (2)	235 Lincoln Rd., Suite 210, Miami Beach, FL 33139	140,077	5.10%
Chairman

Michael De Prado (3)	235 Lincoln Rd., Suite 210, Miami Beach, FL 33139	74,568	2.72%
Vice Chairman and President

Adiv Baruch (4)	235 Lincoln Rd., Suite 210, Miami Beach, FL 33139
Director		12,564	*

Sara Sooy (5) Director	235 Lincoln Rd., Suite 210, Miami Beach, FL 33139	3,846	*

Lexi Terrero (6) Director	235 Lincoln Rd., Suite 210, Miami Beach, FL 33139	3,846	*

Haim Yeffet (7), Director	235 Lincoln Rd., Suite 210, Miami Beach, FL 33139	3,846	*

Shlomo Zakai CFO	235 Lincoln Rd., Suite 210, Miami Beach, FL 33139	0	--

All Directors and Officers as a Group (seven persons)		238,747	8.60%

5% or More Shareholders

Dinar Zuz LLC (8)	1898 NW 74th Ave. Pembroke Pines, FL 33024	215,658	7.90%

Core Development Holdings Corporation	1001 NW 163rd Drive, Miami, Florida 33169	295,282	10.82%

*	Less than 1%

(1)	Applicable percentages based on 2,730,058 shares of Common Stock.

(2)	Arik Maimon is our Executive Chairman of the Board of Directors and Chief Executive Officer. Consists of 124,693 shares of Common Stock, and 15,384 stock options, exercisable until November 2, 2031 with an exercise price of $36.40 per share.

(3)	Michael De Prado is our Vice Executive Chairman, President and a Director. Consists of 63,030 shares of Common Stock and 11,538 stock options, exercisable until November 2, 2031 with an exercise price of $36.40 per share.

(4)	Adiv Baruch is our director. Consists of 4,872 shares of Common Stock and 7,692 stock options, exercisable until November 2, 2031 with an exercise price of $36.40 per share.

(5)	Sara Sooy is our director. Applicable percentages based on 3,846 stock options, exercisable until May 15, 2032 with an exercise price of $36.40 per share.

(6)	Lexi Terrero is our director. Applicable percentages based on 3,846 stock options, exercisable until December 29, 2032 with an exercise price of $36.40 per share.

(7)	Haim Yeffet is our director. Applicable percentages based on 3,846 stock options, exercisable until May 15, 2032 with an exercise price of $36.40 per share.

(8)	Pursuant to a Schedule 13G filed by Dinar with the SEC on March 5, 2020, Dinar is the beneficial owner of the shares reported therein, and Yochanon Bruk (also known as Jonathan Brook) is the sole manager of Dinar and exercises voting and investment power over the shares of Common Stock. As a result, Dinar and Yochanon Bruk may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the shares reported therein. Yochanon Bruk does not own any shares.

Changes in Control

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A shareholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Shareholder Proposals for 2024 Annual Meeting of Shareholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2024 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 235 Lincoln Road, Suite 210, Miami Beach, Florida 33139 no later than August 8, 2024.

Shareholders may present proposals intended for inclusion in our proxy statement for our 2024 Annual Meeting of Shareholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2024 Proxy Statement.

Shareholder Communications

Shareholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Arik Maimon. Mr. Maimon will present a summary of all shareholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Such Report includes the Company’s audited financial statements for the 2022 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Matthew Schulman, Compliance Officer of the Company, at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139.

Annex A

CUENTAS INC.

2023 SHARE INCENTIVE PLAN

1. Purpose. The Cuentas Inc. 2023 Share Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers, employees and non-employee directors (“Director Participants”), of, and consultants to, Cuestas Inc. (the “Company”), and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s officers, employees and consultants to those of its other stockholders.

2. Administration.

a. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

b. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3. Participants. Participants will consist of such officers, employees and Director Participants of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

4. Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (each as described below, and collectively, the “Benefits”). Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5. Common Stock Available Under the Plan. The maximum aggregate number of shares of Common Stock that may be subject to Benefits, including Incentive Stock Options, granted under this Plan shall be 1,000,000 shares, plus (ii) any shares of Common Stock added as a result of the following sentence (collectively, the “Share Pool”).

The Share Pool will automatically increase on January 1 of each year beginning in 2025 and ending with a final increase on January 1, 2033 in an amount equal to 5% of the total number of shares of Common Stock outstanding on such date; provided, however, that the Committee may provide that there will be no January 1 increase in the Share Pool for any such year or that the increase in the Share Pool for any such year will be a smaller number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock that may be subject to Benefits outstanding at the time of any event described in Section 13 shall be subject to adjustment as provided in Section 13. The shares of Common Stock which may be granted pursuant to the Plan may be shares that are authorized and unissued or treasury shares. Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash, any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right or any shares delivered to the Company in satisfaction of any tax withholding arising in connection with any Benefit consisting of shares of Common Stock, as the case may be, shall again be available for Benefits under the Plan.

6. Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options”, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”, which awards shall be “Incentive Stock Options”), or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”); provided, however, that grants of Incentive Stock Options may only be made to employees of the Company, a subsidiary corporation or parent corporation and that Incentive Stock Option grants made prior to approval of the grant of Incentive Stock Options under the Plan by stockholders of the Company shall be subject to such approval and provided, further, that if stockholder approval of the grant of Incentive Stock Options under the Plan is not obtained within twelve months of adoption of the Plan by the Board of Directors, any Stock Option granted during the twelve month period after adoption of the Plan by the Board of Directors that is designated as an Incentive Stock Option shall be treated thereafter as Nonqualified Stock Option. The Committee will have the authority to grant to any participant, including officers, employees, Director Participants, and consultants, Nonqualified Stock Options, or, for those participants who are employees of the Company, a subsidiary corporation or parent corporation both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

a. Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant provided that such per share exercise price shall be at least equal to the Fair Market Value; subject to subsection (d), below.

b. Payment of Exercise Price. The option exercise price may be paid by

i. cash;

ii. check;

iii. surrender of other shares of Common Stock which (A) shall be valued at its fair market value on the date of exercise, and (B) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company;

iv. if approved by the Committee, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Common Stock subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations; or

v.  by any other means approved by the Committee, as determined in its sole discretion, including, without limitation, by delivery of a notice of “net exercise” to the Company, pursuant to which the participant shall receive the number of shares underlying the Stock Option so exercised reduced by the number of shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise.

c. Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such Stock Option agreement at the date of grant; provided, however, the Committee may, in its sole discretion, later waive any such condition.

d. Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of within two (2) years following the grant date or one (1) year following the transfer of such shares to the participant upon exercise, the participant shall, promptly following such disposition, notify the Committee in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

e. Post-Severance Exercises. Upon termination of employment of any employee, termination of service on the Board of Directors of a Director Participant or of the continuing services of any consultant with the Company and all subsidiary corporations and parent corporations of the Company, any Stock Option previously granted to the employee, Director Participant or consultant, unless otherwise specified by the Committee in the Stock Option agreement, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

i. if the employee, Director Participant or consultant shall die while in the employ or service of such corporation at a time when such employee, Director Participant or consultant was entitled to exercise a Stock Option as herein provided, the legal representative of such employee, Director Participant or consultant, or such person who acquired such Stock Option by bequest or inheritance or by reason of the death of the employee, Director Participant or consultant, may, not later than one (1) year from the date of death, exercise such Stock Option, to the extent not theretofore exercised, in respect of any or all of such number of shares of Common Stock as specified by the Committee in such Stock Option agreement; and

ii. if the employment of any employee or the continuing services of any Director Participant or consultant to whom such Stock Option shall have been granted shall terminate by reason of the employee’s, Director Participant’s or consultant’s retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee, Director Participant or consultant is entitled to exercise such Stock Option as herein provided, such employee, Director Participant or consultant shall have the right to exercise such Stock Option so granted in respect of any or all of such number of shares as specified by the Committee in such Stock Option agreement, at any time up to and including ninety (90) days after the date of such termination.

In no event, however, shall any person be entitled to exercise any Stock Option after the expiration of the period of exercisability of such Stock Option or right, as specified in such Stock Option agreement at the date of grant.

If an employee, Director Participant or consultant is discharged “for cause,” any Stock Option granted hereunder shall, unless otherwise specified by the Committee in the Stock Option agreement, forthwith terminate with respect to any unexercised portion thereof.

If a Stock Option granted hereunder shall be exercised by the legal representative of a deceased participant or by a person who acquired a Stock Option granted hereunder by bequest or inheritance or by reason of the death of any employee, Director Participant or consultant or former employee, former Director Participant or former consultant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Stock Option.

For the purposes of the Plan, the term “for cause” shall mean (a) with respect to an employee, Director Participant or consultant who is a party to a written service agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary corporation or parent corporation of the Company, “for cause” or “cause” as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee, Director Participant or consultant of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee, Director Participant or consultant of an act of fraud in the performance of such employee’s or consultant’s duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee, Director Participant or consultant for commission of a felony in connection with the performance of duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (iv) the continuing failure of an employee, Director Participant or consultant to perform the duties of such employee, Director Participant or consultant to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee, Director Participant or consultant by the Committee.

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an “employee” of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an “employee” for purposes of the exercise of a Stock Option, such individual shall not be entitled to exercise such Stock Option during such period unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation.

A termination of employment or services shall not be deemed to occur by reason of (i) the transfer of an employee or consultant from employment or retention by the Company to employment or retention by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee or consultant from employment or retention by a subsidiary corporation or a parent corporation of the Company to employment or retention by the Company or by another subsidiary corporation or parent corporation of the Company. Termination of a consultant’s services shall be considered to occur when the consultant ceases to perform services on a regular basis; provided, however, termination of a consultant’s services shall not be deemed to occur where the termination of services is due to such consultant becoming an employee of the Company or a subsidiary corporation or a parent corporation.

In the event an employee changes status to a consultant, all Stock Option grants shall continue for the remainder of the exercise period, provided, however, any Incentive Stock Options shall, three (3) months after termination of employment, be treated as a Nonqualified Stock Option for the remainder of the exercise period.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Stock Options theretofore granted to any person employed by or rendering consulting services to such subsidiary corporation will be deemed cancelled unless such person is employed by or renders continuing services to the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If a Stock Option is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee or consultant holding unexercised Stock Options, and such holder will have the right to exercise such Stock Options in full during the thirty (30) day period following notice of such cancellation.

f.  Each Stock Option issued under this Section 6 shall be fully vested and exercisable, unless otherwise specified in the Stock Option agreement.

7. Stock Appreciation Rights.

a. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be fully vested unless otherwise specified in the award agreement. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

b. Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten years after the date it is granted. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such award agreement at the date of grant.

c. The exercise of any Stock Appreciation Right after termination of employment of any employee, termination of service on the Board of Directors of a Director Participant or of the continuing services of any consultant with the Company and all subsidiary corporations and parent corporations of the Company, shall be subject to the same terms and conditions as set forth in Section 6(e) above.

8. Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment. Each Stock Award shall be fully vested unless otherwise specified in the award agreement. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares. If the Stock Award includes the right to receive dividends or distributions: (a) any dividends or distributions paid in shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Stock Award with respect to which they were paid, and (b) any dividends or distributions paid in cash shall be subject to the same restrictions as the related Stock Award, in which case they shall be accumulated (without interest) until vested and paid or forfeited when the related shares of Common Stock become no forfeitable or are forfeited, as the case may be. In no event shall any cash dividend or distribution be paid later than 2½ months after the tax year in which the dividend or distribution becomes no forfeitable.

9. Performance Awards.

a.  Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

b.  The Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.

c.  Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

10.  Stock Units.

a.The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. A Stock Unit granted by the Committee shall provide payment at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below), although any Dividend Equivalent Right shall be subject to the same restrictions as the related Stock Units, in which case they shall be accumulated (without interest) during the period of restriction and paid or forfeited when the related Stock Units are paid or forfeited, as the case may be.

b. Upon vesting of a Stock Unit, unless the participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

c. A participant may elect not to receive a distribution upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. Any such election shall be in conformity with Section 409A of the Code and in such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

d. A “Stock Unit” means a notional account representing one share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

11.  Securities Laws. The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, or the Exchange Act, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. Notwithstanding any provision in the Plan or a Stock Option agreement to the contrary, if the Committee determines, in its sole discretion, that issuance of shares pursuant to the exercise of a Stock Option should be delayed pending registration or qualification under federal or state securities laws or the receipt of a legal opinion that an appropriate exemption from the application of federal or state securities laws is available, the Committee may defer exercise of any Stock Option until such shares are appropriately registered or qualified or an appropriate legal opinion has been received, as applicable.

12.  Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 12 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

13.  Adjustment Provisions; Change in Control.

a. If there shall be any change in the Common Stock of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to stockholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee, in its sole discretion, shall adjust, in an equitable manner, as applicable, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Plan.

b. In the event of a Change in Control, each Benefit (vested or unvested) will be treated as the Committee determines, which determination may be made without the consent of any participant and need not treat all outstanding Benefits (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a Change in Control:

i. continuation or assumption of such outstanding Benefits under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent;

ii. substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for outstanding Benefits (excluding the consideration payable upon settlement of the Benefits);

iii. accelerated exercisability, vesting and/or lapse of restrictions under outstanding Benefits immediately prior to the occurrence of such event;

iv. upon written notice, provide that any outstanding Benefits must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Benefits shall terminate to the extent not so exercised within the relevant period;

v.  cancellation of all or any portion of outstanding Benefits for fair value (in the form of cash, shares, other property or any combination thereof) as determined in the sole discretion of the Committee and which value may be zero; provided, that in the case of Stock Options and Stock Appreciation Rights or similar awards, the fair value may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares subject to such Benefits (or, if no such consideration is paid, Fair Market Value of the shares subject to such outstanding Benefits or portion thereof being cancelled) over the aggregate exercise price or grant price, as applicable, with respect to such Benefits or portion thereof being cancelled, or if no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of shares in connection with the Change in Control; and

vi. cancellation of all or any portion of outstanding unvested and/or unexercisable Benefits for no consideration.

c. For purposes of Section 13(b), a “Change in Control” of the Company shall be deemed to have occurred upon the earliest of the following events:

i. Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

ii. Change in Effective Control: A change in effective control of the Company occurs on the date that either:

A.  Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

B.  A majority of the members of the Board of Directors of the Company is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election; provided, that this paragraph (B) will apply only to the Company if no other corporation is a majority stockholder.

iii. Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change in Control” as defined in Section 409A of the Code and the applicable treasury regulations, as amended from time to time.

16.  Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to the participant shall be exercisable during such period after the participant’s death as the Committee shall in its discretion set forth in the award agreement at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit, other than an Incentive Stock Option, to any director, officer or employee of the Company with at least 15 years of service may permit the transferability of a Benefit by such participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

17.  Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan. In addition, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Stock Option granted hereunder.

18.  Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be (a) the closing price of the Company’s Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company’s Common Stock is readily tradeable on a national securities exchange or other market system, (b) if the Company’s Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company and (c) in connection with a Change in Control or an event specified in Section 13(a), the value of the consideration paid to stockholders in connection with such Change in Control or event or if no consideration is paid in respect thereof, the amount determined pursuant to clause (a) or (b), above.

19.  Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

20. Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by designation as a participant under the Plan.

21. Code Section 280G. Except as otherwise expressly provided in any agreement between a participant and the Company or an affiliate, if the receipt of any payment by a participant under the circumstances described above would result in the payment by the participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

22. Code Section 409A.

a. General. The Company intends that the Plan and all Benefits be construed to avoid the imposition of additional taxes, interest and penalties pursuant to Section 409A of the Code, although in no event shall the Company or any of its affiliates be liable for any additional tax, interest or penalties that may be imposed on a participant under Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code.

b. Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or award agreement, any payments of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of a separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the award agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter. Any remaining payments of nonqualified deferred compensation shall be paid without delay and at the time or times such payments are otherwise scheduled to be made.

c. Separation from Service. A termination of service shall not be deemed to have occurred for purposes of any provision of the Plan or any award agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of service unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A.

23. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

24. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

25. Duration, Amendment and Termination. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. Nevertheless, if the Plan has been previously approved by the Company’s stockholders, the Committee may not, without obtaining approval within twelve months before or after such action by such vote of the Company’s stockholders as may be required, amend the Plan if such amendment would: (a) disqualify any Incentive Stock Options granted under the Plan; (b) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options under the Plan; (c) increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in Section 5 hereof; or (d) modify the requirements as to eligibility for participation in the Plan. The Committee may amend the terms of any Benefit theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without the participant’s consent.

26. Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

27. Effective Date.

a. The Plan shall be effective as of , 2023, the date on which the Plan was adopted by the Board of Directors and the Company’s shareholders (the “Effective Date”).

b. This Plan shall terminate on ______, 2033 (unless sooner terminated by the Committee).

Annex B

FORM OF

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF CUENTAS INC.

Cuentas Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Florida (the “FCA”), does hereby certify:

FIRST: Effective upon the filing of this amendment to the Corporation’s Amended and Restated Articles of Incorporation, as amended (the “Effective Time”), the total number of shares of stock which the Corporation is authorized to issue shall be 150,000,000, 100,000,000 shares of which shall be common stock, par value $0.001 per share (“Common Stock”), and 50,000,000 shares of which shall be preferred stock, par value $0.001 per share.

SECOND: This Certificate of Amendment was duly adopted in accordance with Sections 607.1003 and 607.1006 of the FCA. The Corporation’s Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the shareholders of the Corporation. At the Annual Meeting of Shareholders of the Corporation on December 20, 2023, shareholders of the Corporation duly approved the amendment to Amended and Restated Articles of Incorporation set forth in this Certificate of Amendment.

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Articles of Incorporation has been executed as of this [●] day of [●], 2023.

CUENTAS INC.

By:
Name:
Title:

B-1

FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS ARIK MAIMON AND MICHAEL DE PRADO, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF CUENTAS INC. HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 17, 2023, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 20, 2023, OR ANY ADJOURNMENT THEREOF.

1. Election of Arik Maimon, Michael De Prado, Adiv Baruch, Lexi Terrero and Haim Yeffet to hold office until the 2024 Annual Meeting of Shareholders or their successors are elected and qualified.

☐ FOR ALL THE NOMINEES

☐ WITHHOLD AUTHORITY FOR THE NOMINEES

☐ FOR ALL EXCEPT (see instructions)

☐ Arik Maimon

☐ Michael De Prado

☐ Adiv Baruch

☐ Lexi Terrero

☐ Haim Yeffet

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2. The approval, pursuant to Nasdaq listing rules, of the issuance of the shares of common stock underlying the Inducement Warrant and the Placement Agent Warrants.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

3. The approval of an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 27,692,307 to 100,000,000 shares.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

4. The approval of the Cuentas 2023 Share Incentive Plan.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

5. To ratify the appointment by the Board of Yarel + Partners, Certified Public Accountants (ISR.) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

6. The approval of a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Inducement Warrant Exercise Proposal, the Authorized Common Stock Proposal or the 2023 Plan Proposal.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CUENTAS INC.

Signature of Shareholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET — You may cast your vote by visiting http://www.cuentas.com/vote.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.